UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 13, 2021

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina	27612
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Item 5.07Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 13, 2021.  Of the 62,360,086 shares outstanding and entitled to vote, 56,747,221 shares were represented at the meeting, or a 91% quorum.  The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following eleven individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2022, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	53,459,736	422,741	546,123	2,318,621

Sue W. Cole	52,591,082	1,291,217	546,301	2,318,621

Smith W. Davis	52,828,826	968,528	631,246	2,318,621

Anthony R. Foxx	53,253,131	696,382	479,087	2,318,621

John J. Koraleski	52,326,019	1,435,021	667,560	2,318,621

C. Howard Nye	51,328,560	2,304,823	795,217	2,318,621

Laree E. Perez	51,549,001	2,402,644	476,955	2,318,621

Thomas H. Pike	53,417,443	463,191	547,966	2,318,621

Michael J. Quillen	52,706,857	1,157,200	564,543	2,318,621

Donald W. Slager	52,384,805	1,494,546	549,249	2,318,621

David J. Wajsgras	53,458,467	420,382	549,751	2,318,621

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2021.  The voting results for this ratification were 56,115,366 shares voted for; 111,586 shares voted against; and 520,269 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement.  The voting results for this approval were 50,157,651 shares voted for; 3,708,028 shares voted against; 562,921 shares abstained from voting; and there were 2,318,621 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 14, 2021	By:	/s/ Roselyn R. Bar
Roselyn R. Bar,
Executive Vice President, General Counsel and Corporate Secretary